UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                      -----------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                        Securities Exchange Act of 1934
                      -----------------------------------




       Date of Report (Date of earliest event reported):  December 26, 2002


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of June 1, 2002 providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-14A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-82904-12                74-2440858
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                            3 World Financial Center
                               New York, NY 10285
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-14A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of June 1, 2002 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as Trustee.

     On December 26, 2002 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 26, 2002 is filed as
               Exhibit 99.1 hereto.

STRUCTURED ASSET SECURITIES CORPORATION
MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-14A
-------------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  December 31, 2002        By:    /s/  Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on December 26, 2002

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


                    STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-14A
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    December 26, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1       148,347,000.00  138,728,285.11   2,384,928.53      441,191.14   2,826,119.67      0.00         0.00      136,343,356.58
IIA1      196,446,000.00  171,925,849.13   6,868,317.53      881,119.98   7,749,437.51      0.00         0.00      165,057,531.60
IB1         4,306,000.00    4,296,489.90       3,559.43       12,947.85      16,507.28      0.00         0.00        4,292,930.47
IB2         2,233,000.00    2,228,068.27       1,845.84        7,512.87       9,358.71      0.00         0.00        2,226,222.43
IIB1        3,329,000.00    3,318,685.32       2,133.95       18,485.08      20,619.03      0.00         0.00        3,316,551.37
IIB2        2,705,000.00    2,696,618.74       1,733.95       15,020.17      16,754.12      0.00         0.00        2,694,884.79
B3          3,442,000.00    3,432,718.27       2,494.86       16,737.46      19,232.32      0.00         0.00        3,430,223.41
B4          4,227,000.00    4,215,601.44       3,063.85       20,554.69      23,618.54      0.00         0.00        4,212,537.59
B5          1,286,000.00    1,282,532.16         932.13        6,253.45       7,185.58      0.00         0.00        1,281,600.03
B6          1,293,168.00    1,289,681.81         937.32        6,288.31       7,225.63      0.00         0.00        1,288,744.49
R                 100.00            0.00           0.00            0.00           0.00      0.00         0.00                0.00
IP                  0.00            0.00           0.00            0.00           0.00      0.00         0.00                0.00
IIP                 0.00            0.00           0.00            0.00           0.00      0.00         0.00                0.00
TOTALS    367,614,268.00  333,414,530.15   9,269,947.39    1,426,111.00  10,696,058.39      0.00         0.00      324,144,582.76

IA2       148,347,000.00  138,728,285.11           0.00       78,612.69      78,612.69      0.00         0.00                0.00
IIA2       16,375,480.00   14,670,035.14           0.00       75,183.93      75,183.93      0.00         0.00       14,331,888.97
IB1X        4,306,000.00    4,296,489.90           0.00        3,150.76       3,150.76      0.00         0.00        4,292,930.47
IB2X        2,233,000.00    2,228,068.27           0.00          835.53         835.53      0.00         0.00        2,226,222.43
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
IA1     86358RR41     935.16070504     16.07668864   2.97404828     19.05073692    919.08401639         IA1            3.816304 %
IIA1    86358RR66     875.18121586     34.96287799   4.48530375     39.44818174    840.21833786         IIA1           6.150000 %
IB1     86358RR82     997.79143056      0.82662099   3.00693219      3.83355318    996.96480957         IB1            3.616304 %
IB2     86358RS24     997.79143305      0.82661890   3.36447380      4.19109270    996.96481415         IB2            4.046304 %
IIB1    86358RS40     996.90156804      0.64101832   5.55274257      6.19376089    996.26054971         IIB1           6.684002 %
IIB2    86358RS73     996.90156747      0.64101664   5.55274307      6.19375970    996.26055083         IIB2           6.684002 %
B3      86358RS57     997.30339047      0.72482859   4.86271354      5.58754213    996.57856188         B3             5.851035 %
B4      86358RQ91     997.30339248      0.72482848   4.86271351      5.58754199    996.57856399         B4             5.851035 %
B5      86358RR25     997.30339036      0.72482893   4.86271384      5.58754277    996.57856143         B5             5.851035 %
B6      86358RR33     997.30414764      0.72482462   4.86271699      5.58754160    996.57932303         B6             5.851035 %
R       86358RS65       0.00000000      0.00000000   0.00000000      0.00000000      0.00000000         R              6.684002 %
TOTALS                906.96841546     25.21650599   3.87936792     29.09587391    881.75190948

IA2     86358RR58     935.16070504      0.00000000   0.52992437      0.52992437      0.00000000         IA2            0.680000 %
IIA2    86358RR74     895.85374841      0.00000000   4.59125045      4.59125045    875.20420592         IIA2           6.150000 %
IB1X    86358RR90     997.79143056      0.00000000   0.73171389      0.73171389    996.96480957         IB1X           0.880000 %
IB2X    86358RS32     997.79143305      0.00000000   0.37417376      0.37417376    996.96481415         IB2X           0.450000 %
----------------------------------------------------------------------------------------------------    ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

                     --------------------------------------
                                Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4493
                              Fax: (212) 623-5930
                        Email: Nadezhka.Thomas@chase.com

                     ---------------------------------------

Total Scheduled Principal Amounts                       242,180.73
Group 1 Scheduled Principal Amounts                     124,160.07
Group 2 Scheduled Principal Amounts                     118,020.66

Total Unscheduled Principal Amounts                     9,027,766.66
Group 1 Unscheduled Principal Amounts                   2,269,999.02
Group 2 Unscheduled Principal Amounts                   6,757,767.64

Total Net Liquidation Proceeds                                  0.00
Group 1 Net Liquidation Proceeds                                0.00
Group 2 Net Liquidation Proceeds                                0.00

Total Insurance Proceeds                                        0.00
Group 1 Insurance Proceeds                                      0.00
Group 2 Insurance Proceeds                                      0.00

Aggregate  Advances                                             0.00
Group 1  Aggregate  Advances                                    0.00
Group 2 Aggregate  Advances                                     0.00

Ending Principal Balance                               324,144,582.84
Group 1 Ending Principal Balance                       147,476,083.48
Group 2 Ending Principal Balance                       176,668,499.36

Current Period Realized Losses                                  0.00
Group 1 Current Period Realized Losses                          0.00
Group 2 Current Period Realized Losses                          0.00

Fraud Loss Limit                                        7,352,284.00
Bankruptcy Loss Loss Limit                                100,000.00
Special Hazard Loss Loss Limit                          8,000,000.00

Bankruptcy Losses                                               0.00
Group 1 Bankruptcy Losses                                       0.00
Group 2 Bankruptcy Losses                                       0.00

Fraud Losses                                                    0.00
Group 1 Fraud Losses                                            0.00
Group 2 Fraud Losses                                            0.00

Special Hazard Losses                                           0.00
Group 1 Special Hazard Losses                                   0.00
Group 2 Special Hazard Losses                                   0.00

Servicing Fees                                            104,192.27
Trustee Fees                                                1,667.07


Sec. 4.03(ix)Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

 Group 1
                                            Principal
Category                Number               Balance               Percentage
1 Month                10                      3,621,961.34                  2.46 %
2 Month                3                       1,965,073.87                  1.33 %
3 Month                0                               0.00                  0.00 %
Total                  13                      5,587,035.21                  3.79 %
 Group 2
                                            Principal
Category                Number               Balance               Percentage
1 Month                10                      3,721,568.26                  2.11 %
2 Month                1                       2,781,267.49                  1.57 %
3 Month                0                               0.00                  0.00 %
 Total                 11                      6,502,835.75                  3.68 %
 Group Totals
                                            Principal
Category                Number               Balance               Percentage
1 Month                20                      7,343,529.60                  2.27 %
2 Month                4                       4,746,341.36                  1.46 %
3 Month                0                               0.00                  0.00 %
 Total                 24                     12,089,870.96                  3.73 %

Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

 Group 1
-------------------------------
 Number                Principal Balance      Percentage
           0                      0.00                 0.00 %
 Group 2
-------------------------------
 Number                Principal Balance      Percentage
           0                      0.00                 0.00 %
 Group Totals
-------------------------------
 Number                Principal Balance      Percentage
           0                      0.00                 0.00 %


Sec. 4.03(x)Number and Aggregate Principal Amounts of REO Loans

 Group 1
-------------------------------
 Number                Principal Balance      Percentage
           0                      0.00                 0.00 %
 Group 2
-------------------------------
 Number                Principal Balance      Percentage
           0                      0.00                 0.00 %
 Group Totals
-------------------------------
 Number                Principal Balance      Percentage
           0                      0.00                 0.00 %


Aggregate Outstanding Interest Shortfalls
Class ia1 shortfall                                     0.00
Class ia2 shortfall                                     0.00

Class iia1 shortfall                                    0.00
Class iia2 shortfall                                    0.00
Class ib1 shortfall                                     0.00
Class ib1x shortfall                                    0.00
Class ib2 shortfall                                     0.00
Class ib2x shortfall                                    0.00
Class iib1 shortfall                                    0.00
Class iib2 shortfall                                    0.00
Class b3 shortfall                                      0.00
Class b4 shortfall                                      0.00
Class b5 shortfall                                      0.00
Class b6 shortfall                                      0.00
Class r shortfall                                       0.00

Total Relief Act                                        0.00
Class ia1 Relief Act Shortfall                          0.00
Class ia2 Relief Act Shortfall                          0.00
Class iia1 Relief Act Shortfall                         0.00
Class iia2 Relief Act Shortfall                         0.00
Class ib1 Relief Act Shortfall                          0.00
Class ib1x Relief Act Shortfall                         0.00
Class ib2 Relief Act Shortfall                          0.00
Class ib2x Relief Act Shortfall                         0.00
Class iib1 Relief Act Shortfall                         0.00
Class iib2 Relief Act Shortfall                         0.00
Class b3 Relief Act Shortfall                           0.00
Class b4 Relief Act Shortfall                           0.00
Class b5 Relief Act Shortfall                           0.00
Class b6 Relief Act Shortfall                           0.00
Class r Relief Act Shortfall                            0.00

Total Prepayment Interest                               0.00
Class ia1 Prepayment Interest Shortfall                 0.00
Class ia2 Prepayment Interest Shortfall                 0.00
Class iia1 Prepayment Interest Shortfall                0.00
Class iia2 Prepayment Interest Shortfall                0.00
Class ib1 Prepayment Interest Shortfall                 0.00
Class ib1x Prepayment Interest Shortfall                0.00
Class ib2 Prepayment Interest Shortfall                 0.00
Class ib2x Prepayment Interest Shortfall                0.00
Class iib1 Prepayment Interest Shortfall                0.00
Class iib2 Prepayment Interest Shortfall                0.00
Class b3 Prepayment Interest Shortfall                  0.00
Class b4 Prepayment Interest Shortfall                  0.00
Class b5 Prepayment Interest Shortfall                  0.00
Class b6 Prepayment Interest Shortfall                  0.00
Class r Prepayment Interest Shortfall                   0.00


                                                                       Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.


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